UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Reg. §240.14c-101

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
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☒	Definitive Information Statement

NOCERA, INC.

 (Name of Registrant as Specified in Its Charter)

Not Applicable

 (Name of Person(s) Filing Information Statement, if other than the Registrant)

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NOCERA, INC.

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)

NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS

July 29, 2021

To the Shareholders of Nocera, Inc.:

This information statement is being provided on behalf of the board of directors (the "Board") of Nocera, Inc. (the "Company") to record holders of shares of our common stock ("Shareholders") as of the close of business on the record date of June 9, 2021. This information statement provides notice that the Board has recommended, and the holder of a majority of the voting power of our outstanding common stock has voted, to approve the following item:

Proposal 1: To authorize shares of preferred stock in the amount of Ten Million (10,000,000) shares, $0.001 par value in such series and classes, and with such rights and privileges as the Board may hereafter adopt in its sole discretion. (This Action requires an Amendment to the Articles of Incorporation)

Proposal 2: To authorize a series of preferred voting stock be created out of the Ten Million (10,000,000) shares of preferred stock authorized and such series to be designated Series A Preferred Stock, 8% Cumulative Annual Dividend and Convertible, to consist of Two Million (2,000,000) shares, par value $0.001 per share, which shall have preferences, powers, designations and other special rights. (This Action requires an Amendment to the Articles of Incorporation)

This information statement describes, in more detail, the actions being taken and the circumstances surrounding the Board's recommendation of the actions.

The actions for Proposals 1 and 2 will become effective on an effective date at least 20 days after the mailing of this Information Statement to shareholders and as of the filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of Nevada and the approval of FINRA.

The Company will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it.

Only one information statement is being delivered to multiple shareholders sharing an address, unless the Company has received contrary instructions from one or more of the shareholders. The Company will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a shareholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to the Company's principal executive offices stating your name, your shared address and the address to which the Company should direct the additional copy of the information statement or by calling the Company's principal executive offices. If multiple shareholders sharing an address have received one copy of this information statement and would prefer the Company mail each shareholder a separate copy of future mailings, you may send notification to or call the Company's principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to the Company's principal executive offices.

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The information statement is being provided to you for informational purposes only. Your vote is not required to approve the actions described above. This information statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one. The approximate mailing date of this information statement is July 29, 2021.

We appreciate your continued interest in Nocera, Inc.

Very truly yours,

/s/ Yin-Chieh Cheng

____________________________

Yin-Chieh Cheng, CEO

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INFORMATION STATEMENT

OF

NOCERA, INC.

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.)

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

July 29, 2021

The Board of the Company determined that it was in the best interest of the Company and its shareholders to take the following action:

Proposal 1: To authorize shares of preferred stock in the amount of Ten Million (10,000,000) shares, $0.001 par value in such series and classes, and with such rights and privileges as the Board may hereafter adopt in its sole discretion. (This Action requires an Amendment to the Articles of Incorporation)

Proposal 2: To authorize a series of preferred voting stock be created out of the Ten Million (10,000,000) shares of preferred stock authorized and such series to be designated Series A Preferred Stock, 8% Cumulative Annual Dividend and Convertible, to consist of Two Million (2,000,000) shares, par value $0.001 per share, which shall have preferences, powers, designations and other special rights. (This Action requires an Amendment to the Articles of Incorporation)

THE COMPANY AND THE PROPOSALS

The Company has its executive offices at 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.), and its telephone number is (886)-910-163-358.

Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-K annual report and its Form 10-Q quarterly reports. Copies of the Company's Form 10-Q for its quarter ending March 31, 2021, as well as the Company's Form 10-K for December 31, 2020 are available upon request to: Yin-Chieh Cheng, Chief Executive Officer, Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.).

The Majority Shareholder of Nocera, Inc. submitted his written consent to the shareholder resolutions described in this Information Statement on or about June 9, 2021, to be effective on an effective date at least 20 days after the mailing of this Information Statement to shareholders and as of the filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of Nevada and the approval of FINRA. As of June 9, 2021, the Majority Shareholder holds of record 5,292,586 shares of the Company's outstanding Common Stock. As of June 9, 2021, the voting rights of the Majority Shareholders was equal to 57.96% of the total voting rights. The Majority Shareholder is Yin-Chieh Cheng, CEO. The remaining outstanding shares of common stock are held by approximately 701 other shareholders of record.

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The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholder has consented to the shareholder resolution described in this Information Statement by a written consent. The affirmative vote of the holder of a majority of the outstanding common stock of the Company is required to adopt the proposal described in this Information Statement. Nevada law does not require that the proposed transaction be approved by a majority of the disinterested shareholders.

The Majority Shareholder submitted its written consent to the shareholder resolutions described in this Information Statement on or about June 9, 2021, to be effective on an effective date at least 20 days after the mailing of this Information Statement to shareholders and as of the filing of an amendment to our Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State and approval from FINRA.

PROPOSALS ADOPTED BY SHAREHOLDER ACTION BY WRITTEN CONSENT

PROPOSAL 1:

AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED SHARES OF TEN MILLION (10,000,000), $.001 PAR VALUE IN SUCH CLASSES OR SERIES WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE IN ITS SOLE DISCRETION

Our Board of Directors and majority shareholders have consented to authorize Preferred Shares of stock in the amount of Ten million (10,000,000). This requires an amendment to our Articles of Incorporation. These are known as "blank check" preferred stock because the Board can set in its discretion the classes, series and rights, privileges and preferences as it may determine in the future, in its sole discretion in the exercise of its business judgment.

The Company is seeking to authorize Preferred Stock because in recent years, financing for smaller companies has often required the issuance of a senior class of stock with certain protections and preferences, upon liquidation, dividends, conversion privileges, anti-dilution provisions and other types of preferences and rights which are not found in "common" stock. Preferred stock is also frequently used to finance acquisitions, either by issuance for cash as equity in lieu of debt, or for asset acquisition.

If the additional Preferred Stock is authorized, the Board will have complete discretion to authorize Series and Classes, and to negotiate and set the rights, privileges, and preferences of the classes and series. The discretion is commonly called a "blank check" when discussing Preferred Stock for which the Designations of Rights, Privileges, and Preferences have not been established.

Management will have also the discretion, subject to Board approval of how, when, and for what consideration the Preferred Shares may be issued. The Board can approve significant liquidation, dividend, voting conversion, and redemption rights that are very superior to those of common stock to the serious detriment of common stockholders. If the Preferred Stock authorization is approved, thereafter the common shareholders will have NO other future input or approval over the Preferred Stock issuance, or its rights, privileges, preferences, or its series or classes.

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PROPOSAL 2:

AUTHORIZATION OF A SERIES OF PREFERRED VOTING STOCK BE CREATED OUT OF THE TEN MILLION SHARES OF PREFERRED STOCK AUTHORIZED AND SUCH SERIES TO BE DESIGNATED SERIES A PREFERRED STOCK, 8% CUMULATIVE ANNUAL DIVIDEND AND CONVERTIBLE, TO CONSIST OF TWO MILLION SHARES, PAR VALUE $0.001 PER SHARE, WHICH SHALL HAVE PREFERENCES, POWERS, DESIGNATIONS AND OTHER SPECIAL RIGHTS.

Our majority shareholders have consented to the creation of Series A Preferred Shares of stock. The Series A Preferred Stock, 8% Cumulative Annual Dividend and Convertible, is created out of the Ten Million authorized but unissued shares of the capital preferred stock of the Corporation. Such Series A Preferred stock, to consist of Two Million shares, $0.001 par value per share, which shall have the preferences, powers, designations and other special rights summarized below. The entirety of the terms can be found on Exhibit B – Certificate of Designations, Preferences and Rights.

Series A Preferred shares have the following features:

(i) The Series A Preferred Stock shall bear dividends, at eight percent (8%) annually, cumulative, based upon a purchase price of $2.50 per share, computed as (.08 x $2.50 =.20 per share dividend per annum), payable in cash or common stock at market value, at the discretion of the Board, on or about December 31 of each year, from the date of issue;

(ii) Each holder of shares of the Series A Preferred Stock may, at any time and from time to time, convert (an “Optional Conversion”) each of its shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock at a rate equal to 1 Series A share for each 1 share of Common Stock;

(iii) Automatic conversion of the Series A Preferred Stock shall occur twenty-four (24) months after any approved stock exchange listing approval and the registration effectiveness of common stock underlying the conversion rights. The automatic conversion to common from Series A Preferred shall be on a one for one basis, which shall be post-reverse split as may be necessary for any Exchange listing;

(iv) Liquidation Rights – up to $2.50 per share, pro rata based on the number of shares held by each holder, plus any accrued unpaid dividends. The Company has redemption rights for the first year following the Issuance Date to redeem all or part of the principal amount of the Series A Preferred Stock between 115% and 140%;

(v) Registration Rights – the Company has granted Piggyback Registration Rights for common stock underlying conversion rights in the event it files any other Registration Statement. Further, the Company will file, and pursue to effectiveness, a Registration Statement or offering statement for common stock underlying the Automatic Conversion event triggered by an exchange listing.

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MANAGEMENT INFORMATION

Biographical Information on Officers and Directors and Significant Employees

The following individuals constitute our board of directors (“Board”) and executive management as of July 29, 2021.

Name	Age	Position
Yin-Chieh Cheng	42	Chairman of the Board, CEO, President, Director
Shun-Chih Chuang	32	Chief Financial Officer
Hsien-Wen Yu	28	Chief Operating Officer
Erik Nelson	53	Director, Corporate Secretary
David Yu-Lung Kou	51	Director
Thomas A. Steele	73	Director
Hui-Ying Zhuang	48	Director

Yin-Chieh Cheng, Chairman of the Board and Chief Executive Officer and President and Director

Currently, Mr. Cheng serves as Chairman of the Board, Chief Executive Officer, President and Director of the Company. Mr. Cheng served as our Chief Financial Officer and Treasurer from December 27, 2018 until October 28, 2019. Prior to that role, from December 1, 2014, to present, Mr. Yin-Chieh Cheng acted as a director of Shengbo Accounting Firm in Shanghai. Mr. Yin-Chieh Cheng holds a bachelor’s degree in Accounting from George Mason University in Virginia.

Shun-Chih Chuang, Chief Financial Officer

Mr. Chuang was appointed as Chief Financial Officer on October 28, 2019. Prior to that role, Mr. Chuang was a project manager at Deloitte Financial Advisory where he was part of the Transaction Support practice. Mr. Chuang has a marketing degree from UC-Berkeley Extension, and a BS in Accounting from Soochow University, Taiwan. He currently holds Certified Public Accounting (CPA) licenses from the United States and Taiwan.

Hsien-Wen Yu, Chief Operating Officer

Mr. Yu was appointed as Chief Operating Officer on March 2, 2020. Prior to that role, Mr. Yu was the operations manager of the Company since 2019. Working as an entrepreneur since 2014, he was the founder and chairman of Revcovery, Corp., a fitness accessory company from 2017 to 2018 and an inventor of a self-myofascial release kit for shoulder injuries, RC Release, since 2014.

Erik Nelson, Secretary and Director

Mr. Nelson was appointed as Corporate Secretary and a member of the Board of Directors on September 19, 2011. Mr. Nelson is also the President of Coral Capital Advisors, LLC an advisory services firm founded in 1995 that provides services to privately held and publicly traded companies. Mr. Nelson is also the President of Mountain Share Transfer, LLC (“Mountain Share Transfer”), an SEC registered stock transfer agent since September 2012.

David Yu-Lung Kou, Director

Mr. Kou is an Executive with diversified experience in global business operations, product management, sales, marketing, and branding - including regional distribution and retail sales. He is experienced in (business) localization, product (roadmap) planning, business and operation establishment, restructuring, and crisis recovery. Mr. Kou has experiences in turn-around situations to achieve positive cash flow, strategic business planning and execution, and innovative product creation and launch planning. Mr. Kou is currently the Chief of Strategy and Planning for Wistron Corp. His former employment positions include General Manager of TP Vision from 2015-2018, Vice President – Branded Business Operations at TPV from 2015-2018, a Business Advisor/Consultant of

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HokangTek from 2014-2018, Business and Operations Advisor of Top Innovation from 2014-2018, and an Executive Director, Global Sales of HTC Corp. from 2012-2014. He attended the University of Southern California earning a MSc. Electrical Engineering in 1991.

Thomas A. Steele, Director

Thomas A. Steele is currently retired. He was registered as a court interpreter Japanese to English and Japan marketing consultant from 2010-2019. Mr. Steele served as a Foreign Service Officer with the U.S. Department of State, Washington, DC for more than 21 years (1980-2001). After retiring from the State Department, he also served as corporate secretary for Anbusa USA, at the 2005 and 2010 World’s Fair. He obtained a BA in Political Science, Music, Radio & TV Broadcasting from the University of California, Los Angeles while attending from 1965-1969.

Hui-Ying Zhuang, Director

Mr. Zhuang works as Vice President of Sales at Clyde Bergemann Power Group (2018-current) with experience in technology and sales management, especially in solution-based consultative selling. Other positions he has held at Clyde Bergemann Power Group include Vice President, Product and Sales Support, Air Pollution Control Products (2013-2018), Director of Technology and Product Management, Air Pollution Control Product Division (2012-2013), Regional Sales Manager from 2006-2012 and a Boiler Process Engineer from 2004-2006. He is experienced in product management, sales, plant operations and contract negotiation. Mr. Zhuang has leadership experience in building and developing management teams and extensive international business working experience. He attended University of South Carolina earning an MBA in 2005.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation paid by us, as well as certain other compensation paid or accrued, in 2020 and 2019 to each of the following named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Equity Awards ($)	Total ($)
		$	$	$
Erik Nelson	2020	—	—	–
Director and Corporate Secretary	2019	—	—	–

Yin-Chieh Cheng	2020	—	60,831	60,831
President and Chief Executive Officer and Director	2019	—	60,831	60,831

Shun-Chih Chuang	2020	42,000	39,558	81,558
Chief Financial Officer	2019	3,000	—	3,000

Hsien-Wen Yu	2020	20,000	47,469	67,469
Chief Operating Officer	2019	—	—	–

David Yu-Lung Kou	2020	—	—	–
Director	2019	—	—	–

Thomas A. Steele	2020	—	—	–
Director	2019	—	—	–

Hui-Ying Zhuang	2020	—	—	–
Director	2019	—	—	–

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Employment Agreements

We have entered into a consulting agreement with Mr. Yin-Chieh Cheng on December 27, 2018. Mr. Cheng received a stock option award of 5,000,000 shares with 250,000 options vesting every Quarter for a period of 5 years. This award was valued at $304,155 in total using Black Scholes methodology. The award for the year ended December 31, 2020 and 2019, respectively was $60,831 and $60,831.

Director Compensation

The following table sets forth the compensation, if any, paid by the Company to those directors who served on the Company's Board of Directors, during the year ended December 31, 2020.

Director's Compensation

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non- qualified Deferred Compensation	All Other Compensation	Total
Yin-Chieh Cheng	$0	$0	$0	$0	$0	$0	$0

Erik Nelson	$0	$0	$0	$0	$0	$0	$0

David Yu-Lung Kou	$0	$0	$0	$0	$0	$0	$0

Thomas A. Steele	$0	$0	$0	$0	$0	$0	$0

Hui-Ying Zhuang	$0	$0	$0	$0	$0	$0	$0

Our directors are reimbursed for expenses incurred by them in connection with attending Board of Directors’ meetings, but they do not receive any other compensation for serving on the Board of Directors.

Compensation Pursuant to Plans:

Stock Option Plan

On December 31, 2018, in order to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success, the Company, through its board of directors, adopted a stock option and award incentive plan (the “2018 Plan”), pursuant to which 10,000,000 shares of our common stock are reserved for issuance as awards to our employees, directors, consultants and other service providers. Under the 2018 Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Code, non-qualified stock options, stock appreciation rights, performance shares, restricted stock, and stock awards. The incentive stock options may only be granted to employees. Nonstatutory stock options, stock appreciation rights, performance shares, restricted stock, and stock awards may be granted to employees, directors and consultants. The 2018 Plan is and will continue to be administered by our board of directors until such time as such authority has been delegated to a committee of the board of directors. The 2018 Plan was ratified by our shareholders in 2018. To date, 2,250,000 stock options, stock appreciation rights, performance shares, restricted stock, or stock awards have been granted under the 2018 Plan.

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Compensation Committee Interlocks and Insider Participation

As of this date, our Board of Directors has not appointed an audit committee, compensation committee or nominating committee, however, we are not currently required to have such committees. Accordingly, we do not have an “audit committee financial expert” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended and the Exchange Act. The functions ordinarily handled by these committees are currently handled by our entire Board of Directors. Our Board of Directors intends, however, to review our governance structure and institute board committees as necessary and advisable in the future, to facilitate the management of our business.

Security Ownership of Certain Beneficial Owners and Management

Beneficial Ownership

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 9, 2021 by (ⅰ) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our common stock, (ii) each director, executive officer and director nominee, and (iii) all of our directors, executive officers and director nominees as a group. As of July 29, 2021, we had 9,131,786 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Unless otherwise noted, the principal address of each of the stockholders, directors, and officers listed below is at 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Common Stock
Owner of more than 5% of Class
Yin-Chieh Cheng, Chairman of the Board, President and Chief Executive Officer (1)	5,292,586	57.96%
Erik Nelson, Corporate Secretary and Director (2)	779,619	8.5%
Marina S. Fiorino (3)	916,581	10.0%
Shun-Chih Chuang	500,000	5.48%
Directors and Executive Officers
Yin-Chieh Cheng, Chairman of the Board, President and Chief Executive Officer (1)	5,292,586	57.96%
Erik Nelson, Corporate Secretary and Director (4)	779,619	8.5%
Shun-Chih Chuang, Chief Financial Officer (5)	500,000	5.48%
Hsien-Wen Yu, Chief Operating Officer (6)	—	—
David Yu-Lung Kou (7)	—	—
Thomas A. Steele, Director (7)	—	—
Hui-Ying Zhuang, Director (7)	—	—
All Directors, Executive Officers, and Director Nominees, as a group (6 persons)	6,572,205	71.97%

(1)	Mr. Cheng, our Chairman, also serves as the general manager of GSI in Hong Kong and legal representative of the WFOE and has sole voting and investment power over the shares. The 5,292,586 shares do not include up to 5,000,000 Series “A” Warrants exercisable until 2023 at $0.50 which are subject to performance under Mr. Cheng’s Consulting Agreement and vesting at 250,000 per quarter.
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(2)	An aggregate of 779,619 shares beneficially owned by Erik Nelson, which includes 626,619 shares held by Nelson Fiorino Holdings, LLC., which is 63% owned by Mr. Nelson; 150,000 shares held by Coral Investment Partners, LP, which is 100% owned by Erik Nelson; and 2,600 shares held by Mr. Nelson personally. Mr. Nelson’s business address is 2030 Powers Ferry Road SE, Suite 212, Atlanta, GA 30339.
(3)	An aggregate of 916,581 shares beneficially owned by Marina S. Fiorino, which includes 373,381 shares held by Nelson Fiorino Holdings, LLC., which is 37% owned by Ms. Fiorino; and 543,000 shares held by Ms. Fiorino personally. The business address of Ms. Fiorino is 2030 Powers Ferry Road SE, Suite 212, Atlanta, GA 30339.
(4)	An aggregate of 779,619 shares beneficially owned by Erik Nelson, which includes 626,619 shares held by Nelson Fiorino Holdings, LLC., which is 63% owned by Mr. Nelson; 150,000 shares held by Coral Investment Partners, LP, which is 100% owned by Erik Nelson; and 2,600 shares held by Mr. Nelson personally. Mr. Nelson’s business address is 2030 Powers Ferry Road SE, Suite 212, Atlanta, GA 30339
(5)	Mr. Chuang was appointed as Chief Financial Officer on October 28, 2019.
(6)	Mr. Yu was appointed as Chief Operating Officer on March 10, 2020.
(7)	David Yu-Lung Kou, Thomas A. Steele and Hui-Ying Zhuang are appointed directors effective after filing Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on December 17, 2019. The business address of Mr. Kou, Mr. Steele, and Mr. Zhuang is 2030 Powers Ferry Road SE, Suite 212, Atlanta, GA 30339.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(s) forms they file.

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock by each person who, at any time during the 2020 fiscal year and through the date of this filing, was a director, officer, or beneficial owner of more than 10% of our common stock, were timely, except as follows:

None.

SHAREHOLDER PROPOSALS

Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Company a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposal must comply with Rule 14c-8 of Regulation 14C of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

BOARD RECOMMENDATION OF PROPOSALS

The Board of Directors of the Company voted unanimously to implement the Proposed Amendments. The Board of Directors believe that the Amendments will serve the Company's current business. The Company is not expected to experience any tax consequence as a result of the Amendments.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement has been presented for the consent of the shareholders.

The Company is subject to the filing requirements of the Exchange Act, and in accordance therewith files reports, proxy/information statements and other information including annual and quarterly reports on Form 10-K and 10-Q

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(the “Exchange Act Filings”) with the SEC. Reports and other information filed by the Corporation can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

We will provide without charge an information statement upon written or oral request of such person by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Such requests should be directed to Yin-Chieh Cheng, Chief Executive Officer, at Nocera, Inc., 3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City 221, Taiwan (R.O.C.) / (886) 910-163-358. This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

This Information Statement is dated July 29, 2021. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders does not create any implication to the contrary.

This Information Statement is first being mailed or furnished to stockholders on or about July 29, 2021. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will not reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

By Order of the Board of Directors

NOCERA, INC.

By: /s/ Yin-Chieh Cheng

Yin-Chieh Cheng,

Chief Executive Officer

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EXHIBIT A

Amended & Restated Articles of Incorporation of Nocera, Inc.

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Amended & Restated

Articles of Incorporation

Of

Nocera, Inc.

The original name of the corporation is Nocera, Inc., and it was originally incorporated on February 1st, 2002. Pursuant to the Nevada Revised Statutes, Title 7, Chapter 78 the Articles of Incorporation of Nocera, Inc., effective August 20th, 2021, are hereby amended and restated as follows:

Article I

The name of the corporation is: Nocera, Inc.

Article II

The period of the corporation’s duration shall be perpetual.

Article III

The corporation shall at all times maintain a Registered Agent within the State of Nevada. The resident agent of the corporation is Okoboji Enterprises Corporation, 3145 East Warm Sprints St., Suite # 200, Las Vegas, NV. 89120.

Article IV

The purpose for which the corporation is organized is to conduct any and all lawful business for which a corporation can be organized pursuant to the Nevada Revised Statute.

Article V

The aggregate number of shares which the corporation shall have authorized to issue is Two Hundred Ten Million (210,000,000) shares; of which Two Hundred Million (200,000,000) shall be common shares, and Ten Million (10,000,000) Preferred shares stock. The Preferred Stock may be issued by the Board of Directors with such rights, preferences and privileges set forth in a designation statement filed with the Nevada Secretary of State.

Article VI

The corporation’s Common Stock shall have a par value of $0.001/share.

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Article VII

The members of the governing board of this corporation shall be called directors. Directors need not be Shareholders of this corporation, nor residents of the State of Nevada. The number of Directors may from time to time be increased or decreased in such manner as shall be provided for the by the Bylaws of the corporation.

Article VIII

The Directors shall have the power to make and to alter or amend the Bylaws; or to take any other action provided by the Nevada Revised Statute, Title 7, Chapter 78.

Article IX

The corporation does indemnify any directors, officers, employees, incorporators, and shareholders of the corporation from any liability regarding the corporation and the business of the corporation, unless the person fraudulently and intentionally violated the law and/or maliciously conducts acts to damage and/or defraud the corporation, or as otherwise provided under applicable state corporate statute.

Article X

Upon the dissolution of the corporation, the assets of the corporation shall be distributed by the Board of Directors according to the applicable State statute. Further provisions regarding the distribution of upon dissolution shall be stated in the corporation’s Bylaws.

Article XI

The mailing address of the corporation is: % Coral Capital Advisors, LLC., 2030 Powers Ferry Road SE, Suite # 212, Atlanta, GA. 30339.

Article XII

The corporation reserves the right to amend and repeal any provision contained within the Articles of Incorporation in the manner prescribed by the laws of the State of Nevada.

I, THE UNDERSIGNED, for the purpose of amending and restating these Articles of Incorporation of Nocera, Inc. under the laws of the State of Nevada, do make and record these Amended and Restated Articles of Incorporation and do certify the facts herein are true, and I have accordingly hereunto set my hand.

Dated: ____________, 2021

Erik S. Nelson, Secretary

Member of the Board of Directors

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 EXHIBIT B

NOCERA, INC.

CERTIFICATE

OF

DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES A PREFERRED STOCK

8% CUMULATIVE ANNUAL DIVIDEND

AND CONVERTIBLE

$.001 PAR VALUE PER SHARE

Nocera, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company"), hereby certifies that the following consent resolution was adopted by the Board of Directors of the Company Yin-Chieh Cheng, Erik Nelson, David Yu-Lung Kou, Thomas A. Steele and Hui-Ying Zhuang (the "Board") on June 9, 2021, which Board does hereby waive any and all notice that may be required to be given with respect to a meeting of the Directors of the Company, in accordance with the provisions of its Articles of Incorporation (as amended and may be amended from time to time, the "Article of Incorporation") and by-laws. The authorized Series A of the Company's authorized preferred stock shall have the following preferences, privileges, powers and restrictions thereof, as follows:

RESOLVED, that pursuant to the authority granted to and vested in the Board in accordance with the provisions of the Articles of Incorporation, as amended, and by-laws of the Company, the Board hereby authorizes the Series A Designation of the Company's preferred stock (the "Preferred Stock"). The Company is authorized to issue Ten Million shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). There are currently zero shares of preferred stock issued and outstanding.

The Board, upon duly adopted resolution, hereby states the designation and number of shares,

and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

I.

NAME OF THE CORPORATION

The name of the Company is Nocera, Inc.

II.

DESIGNATION AND AMOUNT; DIVIDENDS

A.	Designation. The designation of said series of Preferred Stock shall be Series A Preferred Stock, $.001 par value per share (the "Series A Preferred Stock").

B.	Number of Shares. The number of shares of Series A Preferred Stock authorized shall be Two million (2,000,000) shares.

C.	Dividends. The Series A Preferred Stock shall bear dividends, at six percent (8%) annually, cumulative, based upon a purchase price of $2.50 per share, computed as (.08 x
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EXHIBIT B

$2.50 =.20 per share dividend per annum), payable in cash or common stock at market value, at the discretion of the Board, on or about December 31 of each year, from the date of issue. Payment in cash may be made on or before January 31 following, at the discretion of the Board.

III.

LIQUIDATION RIGHTS.

A.	Distribution of Remaining Assets. In the event of any Deemed Liquidation Event, voluntary or involuntary liquidation, dissolution or winding up of the Company, after the payment of the prior Preferred Stock Liquidation Preferences, the remaining proceeds from assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of the Company's Series A Preferred up to $2.50 per share, “the Series A Liquidation Amount”, pro rata based on the number of shares held by each such holder.

In the event of an Exchange listing on an “Approved Stock Exchange” as hereafter defined, for the common stock of the Company and the automatic conversion thereby the Series A shall be deemed fully converted and redeemed by conversion.

B.	Deemed Liquidation Events.

i.	Definition. Each of the following events shall be considered a "Deemed Liquidation Event", unless the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock, voting together as a single class, elect otherwise by written notice given to the Company at least ten (10) days prior to the effective date of any such event:

a)	a merger or consolidation in which

1)	the Company is a constituent party, or

2)	a subsidiary of the Company is a constituent party, and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (x) the surviving or resulting corporation or (y) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

3)	the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company, of all or substantially all the assets of the
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EXHIBIT B

Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company; or

4)	any “person” or “group” (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the he Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(l) of the Exchange Act, becomes after the date hereof the “beneficial owner” (as such term is defined in Rule 13d-3 of the Exchange Act (provided that a person will be deemed to have “beneficial ownership” of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time)), directly or indirectly, of fifty percent (50%) or more of voting stock of the Company; or

5)	any voluntary or involuntary liquidation, dissolution or winding up of the Company.

ii.	Effecting a Deemed Liquidation Event.

a)	The Company shall not have the power to effect a Deemed Liquidation Event referred to in Article III Subsection B (i)(a)(l) above unless the definitive agreement for such transaction (the “Merger Agreement”) provides that the consideration payable to the stockholders of the Company shall be allocated among the holders of capital stock of the Company in accordance with Article III Subsections A and B, above.

b)	In the event of a Deemed Liquidation Event referred to in Article III Subsection B(i)(a)(2) and (B)(i)(b) above, if the Company does not effect a dissolution of the Company within ninety (90) days after such Deemed Liquidation Event, then (1) the Company shall send a written notice to each holder of the Series A Preferred Stock no later than the ninetieth (90th) day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (2) to require the redemption of such shares of the Series A Preferred Stock, and (2) if the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock so request in a written instrument delivered to the Company not later than one hundred twenty (120) days after such Deemed Liquidation Event, the Company shall use the consideration received by the Company for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of the Company) together with any other assets of the Company available for distribution to its stockholders (the “Available Proceeds”), to the extent legally available therefor, on the one hundred fiftieth (150th) day after
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EXHIBIT B

such Deemed Liquidation Event, to redeem all outstanding shares of the Series A Preferred at a per share price equal to the Series A Liquidation Amount.

c)	Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding clause, if the Available Proceeds are not sufficient to redeem all outstanding shares of the Series A Preferred Stock, or if the Company does not have sufficient lawfully available funds to effect such redemption, the Company shall use such Available Proceeds to redeem the Series A Preferred Stock, pro rata based on the number of shares held by each holder, to the fullest extent of such Available Proceeds or such lawfully available funds. The Company shall then redeem any remaining shares of the Common Stock as soon as practicable after the Company has funds legally available therefor. Prior to the distribution or redemption provided for in this Article III Subsection B (ii) ©, the Company shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event or in the ordinary course of business.

iii)	Amount Deemed Paid or Distributed. If the amount deemed paid or distributed under this Article III is made in property other than in cash, the value of such distribution shall be the fair market value of such property, determined as follows:

a)	For securities not subject to investment letters or other similar restrictions on free marketability,

1)	if traded on a nationally registered stock exchange or emerging markets exchange operated by the NYSE (New York Stock Exchange) or NASDAQ stock market (each, an "Approved Stock Exchange"), the value shall be deemed to be the average of the closing prices of the securities on such Approved Stock Exchange over the thirty (30) trading day period ending three (3) days prior to the closing of such transaction; or

2)	if the securities are not traded on an Approved Stock Exchange, the value shall be the fair market value thereof, as determined by the Board acting in good faith. In any such case, the Board shall notify each holder of shares of the Series A Preferred Stock of its determination of the fair market value or allocation, as the case may be, of such consideration prior to payment or accepting receipt thereof. If, within ten (10) business days after receipt of such notice, the holders of not less than a majority of the shares of Series A Preferred Stock then outstanding shall notify the Board in writing of their objection to such determination, a determination of the fair market value of such consideration or allocation, as the case may be, shall be made by a nationally recognized independent investment banking firm acceptable to the Company and the holders of at least a majority of the shares of Series A Preferred Stock then outstanding. If the parties are unable to agree on such an investment banking firm, one shall be chosen by two nationally recognized independent investment banking firms, one of which shall be designated by the Company and one of which shall be designated by the holders of at least a majority of the shares of Series A Preferred Stock then
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EXHIBIT B

outstanding. The Company shall bear the entire cost of the fees and expenses borne by the parties in such determination of such fair market value.

b)	The method of valuation of securities subject to investment letters or other similar restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall take into account an appropriate discount (as mutually determined by the Board and holders of at least a majority of the outstanding shares of the Company's Series A, B, C, and D Preferred Stock) from the market value as determined pursuant to Article III Subsection B iii(a)(2) above so as to reflect the approximate fair market value thereof, considering Volume Weighted Average Price for the preceding 60 day period.

iv)	Allocation of Escrow. In the event of a Deemed Liquidation Event pursuant to the Article III Subsection B(i)(a)(1) above, if any portion of the consideration payable to the stockholders of the Company is placed into escrow and/or is payable to the stockholders of the Company subject to contingencies (the "Additional Consideration"), the Merger Agreement shall provide that (1) the portion of such consideration that is not Additional Consideration (the "Initial Consideration") shall be allocated among the holders of capital stock of the Company in accordance with the Article III Subsections A and B above, as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event and (2) any additional consideration which becomes payable to the stockholders of the Company upon release from escrow or satisfaction of contingencies shall be allocated among the holders of capital stock of the Company in accordance with the Article III Subsection A and B above after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes of this Article III Subsection (B) (iv), consideration placed into escrow or retained as holdback to be available for satisfaction of indemnification or similar obligations in connection with such Deemed Liquidation Event shall be deemed to be Additional Consideration.

IV.

RANK

All shares of the Series A Preferred shall rank subordinate and (ii) senior to the Company's Common Stock, (iii) superior with any class or series of capital stock of the Company hereafter created in each case as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

V.

VOTING RIGHTS

A.	General Rights. Except as otherwise provided herein or in the Company’s bylaws, the Series A Preferred Stock shall vote together with the Common Stock and all other classes and series of stock of the Company as a single class on all actions to be taken by the stockholders of the Company including, but not limited to, actions amending the Articles of Incorporation of the Company to
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EXHIBIT B

increase the number of authorized shares of the Common Stock. Each holder of shares of the Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of the Common Stock into which such shares of the Series A Preferred Stock are then convertible pursuant Article VI hereof, at the date of the meeting notice.

B.	Separate Vote of the Series A Preferred Stock. For so long as any the shares of the Series A Preferred Stock remain outstanding, in addition to any other vote or consent required by the Company's Articles of Incorporation or bylaws, the vote or written consent of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock, voting or consenting together as a separate class, shall be necessary for authorizing, effecting or validating the following actions:

i)	amending, waiving, altering or repealing any provisions of the Articles of Incorporation or bylaws of the Company if such action would materially adversely alter the rights, preferences or privileges provided for the benefit of the Series A Preferred Stock (it being understood that the creation of a new class of Preferred Stock on parity with or senior to the Series A Preferred Stock would not be deemed to materially adversely alter the rights, preferences or privileges provided for the benefit of the Series A Preferred Stock);

ii)	increasing the authorized number of shares of Series A Preferred Stock;

iii)	reclassifying, altering or amending any existing security of the Company that is junior to or pari passu with the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company or the payment of dividends, if such reclassification, alteration or amendment would render such other security on parity with (if previously junior to) or senior to the Series A Preferred Stock; or

iv)	entering into an agreement to do any of the foregoing.

C.	Election of Board of Directors. The number of directors that constitute the whole Board shall be fixed by the Board in the manner provided in the Company's bylaws but, at all times from the date that the shares of the Series A Preferred Stock are initially issued (the "Original Issue Date"), shall consist of no less than three (3) and no more than ten (10) directors, elected as follows:

i)	The holders of the Series A Preferred Stock, voting as a separate class, shall be entitled to elect one (I) member of the Board (the "Series A Director") at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director; for the avoidance of doubt, at no time shall there be more than one Series A Director serving on the Board.

D.	Amendment of this Certificate of Designations. This Certificate of Designations may be amended, restated or otherwise altered by the vote or written consent of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock along with the vote or written consent of a majority of the members of the Board. The holders of Common Stock shall not be entitled to vote on or consent to any such amendment or restatement.

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EXHIBIT B

VI.

CONVERSION RIGHTS

At any time on or after issuance, the holders of the Series A Preferred Stock shall have the following rights with respect to conversion into shares of the Common Stock (the "Conversion Rights"):

A.	Optional Conversion. Each holder of shares of the Series A Preferred Stock may, at any time and from time to time, convert (an “Optional Conversion”) each of its shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock at a rate equal to 1 Series A share for each 1 share of Common Stock.

i)	Mechanics of Conversion. Each holder of the Series A Preferred Stock who desires to convert the same into shares of the Common Stock pursuant to this Article VI shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred Stock, and shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of shares of the Series A Preferred Stock being converted. Thereupon, the Company shall promptly (but in no event more than five (5) business days after delivery of the notice required by the first sentence of this Article VI Subsection D) issue and deliver at such office to such holder a certificate or certificates for the number of shares of the Common Stock to which such holder is entitled (fractional shares due to the holder of the Series A Preferred Stock will be rounded to the next highest whole number) and shall promptly pay any declared and unpaid dividends on the shares of such Series A Preferred Stock being converted, if any. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of the Series A Preferred Stock to be converted, and the person entitled to receive the shares of the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of the Common Stock on such date.

B.	Adjustment for Stock Splits and Combinations. If at any time or from time to time on or after the Original Issue Date, the Company effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series A Preferred Stock, the Preferred Stock Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if at any time or from time to time after the Original Issue Date, the Company combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series A Preferred Stock, the Preferred Stock Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Article VI Subsection E shall become effective at the close of business on the date the subdivision or combination becomes effective.

C.	Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time on or after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a Deemed Liquidation Event or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Article VI), in any such event, each holder of the Series A Preferred Stock shall then have the right to convert such stock into the kind and
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EXHIBIT B

amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of the Common Stock into which such shares of the Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other stock, securities or property by the terms thereof.

D.	Reorganizations, Mergers or Consolidations. If at any time or from time to time on or after the Original Issue Date, there is a capital reorganization of the Common Stock or a merger or consolidation of the Company with or into another corporation or another entity or person (other than a Deemed Liquidation Event or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Article VI, as a part of such capital reorganization, merger or consolidation, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive, upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of the Common Stock deliverable upon conversion would have been entitled upon such capital reorganization, merger or consolidation, subject to adjustment in respect of such stock, securities or property by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article VI Subsection H with respect to the rights of the holders of the Series A Preferred Stock after the capital reorganization, merger or consolidation to the end that the provisions of this Article VI Subsection H H(including adjustment of the Preferred Stock Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

E.	Certificate of Adjustment. In each case of an adjustment or readjustment of the Preferred Stock Conversion Price for the number of shares of the Common Stock or other securities issuable upon conversion of the Series A Preferred Stock, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall either (i) via electronic mail or (ii) mail such certificate, by first class mail, postage prepaid, to each registered holder of the Preferred Stock at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Effective Price of any such Additional Shares of Common Stock, (iii) the Preferred Stock Conversion Price for the Series A Preferred Stock, at the time in effect, (iv) the number of Additional Shares of Common Stock and (v) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred Stock.

F.	Notices of Record Date. Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Deemed Liquidation Event or other capital reorganization of the Company, any stock split, combination of shares, reverse stock split, reorganization, recapitalization, or other reclassification affecting the Company's equity securities (each, a "Recapitalization Event"), any merger or consolidation of the Company with or into any other corporation, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of the Series A Preferred Stock at least ten (10) days prior to the record date specified therein (or such shorter period approved by the holders of a majority of the outstanding shares of the Series A Preferred Stock) a notice specifying (A) the date on which any such record is to
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EXHIBIT B

be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Deemed Liquidation Event, Recapitalization Event, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of the Common Stock (or other securities) shall be entitled to exchange their shares of the Common Stock (or other securities) for securities or other property deliverable upon such Deemed Liquidation Event, Recapitalization Event, transfer, consolidation, merger, dissolution, liquidation or winding up.

G.	Automatic Conversion to Common Stock upon Effectiveness of Exchange Listing.

i)	The Series A Preferred A Stock shall automatically convert into common shares twenty-four (24) months (the “Conversion Date”) after the listing of the common shares on an Approved Stock Exchange pursuant to an effective registration statement under the Securities Act of 1933, and a Form 10/12b Registration, as amended (the “Act”), (the time of the event specified is referred to herein as the "Automatic Conversion Time"),

(1)	all outstanding shares of the Series A Preferred Stock shall automatically be converted into shares of the Common Stock, on a one for one basis, which shall be post reverse-split as may be necessary for any Exchange listing, and

(2)	such shares of Series A may not be reissued by the Company. A condition of this conversion is that a Registration Statement for the conversion shares shall be effective.

ii)	Within a minimum of ten (10) business days prior to the Conversion Date, the Company shall send to all holders of record of shares of the Series A Preferred Stock written notice of the Automatic Conversion Time for the automatic conversion of all such shares of the Preferred Stock pursuant to this Article VI Subsection J. The Company need not verify the receipt of such notice in advance of the occurrence of the Automatic Conversion Time. Upon receipt of such notice, each holder of shares of the Series A Preferred Stock shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate) to the Company at the place designated in such notice, and shall thereafter receive an electronic book entry certificate or certificates for the number of shares of the Common Stock to which such holder is entitled pursuant to this Article VI Subsection J.

iii)	All shares of the Series A Preferred Stock shall, from and after the Automatic Conversion Time, no longer be deemed to be outstanding and, notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares on or prior to such time, all rights with respect to such shares shall immediately cease and terminate at the Automatic Conversion Time, except only the right of the holders thereof to receive shares of the Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Such converted shares of the Series A Preferred Stock shall be deemed retired
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EXHIBIT B

and cancelled and may not be reissued as shares of such series, and the Company may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of the Preferred Stock accordingly.

H.	Fractional Shares. No fractional shares of the Common Stock shall be issued upon conversion of the Series A Preferred Stock. All shares of the Common Stock (including fractions thereof) issuable upon conversion of more than one share of the Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If the conversion would result in the issuance of a fractional share, the Company shall round up to the next highest whole number.

I.	Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock. If at any time the number of authorized but unissued shares of the Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of the Series A Preferred Stock, the Company will take such corporate action as may, in the opinion of its legal counsel, be necessary to increase its authorized but unissued shares of the Common Stock to such number of shares as shall be sufficient for such purpose.

J.	Payment of Taxes. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of the Common Stock upon conversion of shares of the Series A Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of the Common Stock in a name other than that in which the shares of the Series A Preferred Stock so converted were registered.

VII.

REDEMPTION

Company’s Redemption Option. Notwithstanding anything to the contrary contained herein, at any time during the periods set forth on the table immediately following this paragraph (the “Redemption Periods”) provided that an Event of Default has not occurred, the Company will have the right, at the Company’s option, to redeem all or any portion of the shares of Series A Preferred Stock, exercisable on not more than three (3) Trading Days (as defined herein) prior written notice to the Holders, in full, in accordance with this Section 6. Any notice of redemption hereunder (an “Optional Redemption Notice”) shall be delivered to the Holder at its registered addresses and shall state: (1) that the Company is exercising its right to redeem the Series A Preferred Stock, and (2) the date of redemption which shall be not more than three (3) Trading Days (as defined herein) from the date of the Optional Redemption Notice. On the date fixed for redemption (the “Optional Redemption Date”), the Company shall make payment of the Optional Redemption Amount (as defined herein) to Holder, or upon the direction of the Holder as specified by the Holder in a writing to the Company (which direction shall to be sent to Company by the Holder at least one (1) business day prior to the Optional Redemption Date). If the Company exercises its right to redeem the Series A Preferred Stock, the Company shall make payment to the Holder of an amount in cash equal to the percentage (“Redemption Percentage”) as set forth in the table immediately following this paragraph opposite the applicable Redemption

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EXHIBIT B

Period, multiplied by the sum of an amount equal to the total number of Series A Preferred Stock held by the Holder multiplied by the then current Stated Value as adjusted pursuant to the terms hereof (including, but not limited to, the addition of any accrued unpaid dividends and the Default Adjustment, if applicable)(the “Optional Redemption Amount”). If the Company delivers an Optional Redemption Notice and fails to pay the Optional Redemption Amount due to the Holder within two (2) business days following the Optional Redemption Date, the Company shall forever forfeit its right to redeem the Series A Preferred Stock pursuant to this Section 7.

Redemption Period	Redemption Percentage

1. The period beginning on the date of the issuance of shares of Series D Preferred Stock (the “Issuance Date”) and ending on the date which is sixty (60) days following the Issuance Date.	115%
2. The period beginning on the date which is sixty-one (61) days following the Issuance Date and ending on the date which is one hundred twenty (120) days following the Issuance Date.	120%
3. The period beginning on the date which is one hundred twenty-one (121) days following the Issuance Date and ending on the date which is one hundred eighty (180) days following the Issuance Date.	125%
4. The period beginning on the date that is one hundred eighty-one (181) days from the Issuance Date and ending two hundred forty (240) days following the Issuance Date.	130%
5. The period beginning on the date that is two hundred forty-one (241) days from the Issuance Date and ending three hundred (300) days following the Issuance Date.	135%
6. The period beginning on the date that is three hundred one (301) days from the Issuance Date and ending three hundred sixty (360) days following the Issuance Date.	140%

After the expiration of three hundred sixty (360) days following the Issuance Date, the Company shall have no right of redemption.

VIII.

MISCELLANEOUS

A.	Status of Redeemed Stock. In case any shares of Series A Preferred Stock shall be redeemed or otherwise reacquired, the shares so redeemed or reacquired shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Preferred Stock.

B.	Lost or Stolen Certificates. Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Company, or in the case of
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EXHIBIT B

mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Company shall execute and deliver new Series A Preferred Stock Certificates.

C.	Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of the Series A Preferred Stock by the affirmative written consent or vote of the holders of at least fifty percent (50%) of the shares of the Series A Preferred Stock then outstanding.

D.	Notices. Any notice required by the provisions of this Certificate of Designations shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (I) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

E.	Registration Rights – (Excluding the Registration Statement for convertible debt). If the Company proposes, initiates, or commences to newly file a 1-A Offering Statement or an S-1 registration statement to register (including without limitation, for this purpose, a registration effected by the Company for stockholders other than the Series A Shareholder) any of its securities under the Securities Act in connection with a public offering, resale of securities, or otherwise, the Company shall cause to be included in the registration statement (or offering statement) all of the Common Securities underlying the Series A optional conversion rights in such offering or registration. In the event that the Company anticipates a successful National Exchange listing it shall immediately file an S-1 Registration Statement for the common shares underlying the Series A conversion rights and shall pursue it to effectiveness. The expenses of such registration shall be borne by the Company.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Designation, Preferences and Rights of Series A Preferred Stock as of the 20th day of August 2021.

Nocera, Inc.

_________________________________________

By: Erik Nelson

Title: Secretary

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